SPDR® Series Trust (the “Trust”)

Supplement dated January 21, 2016

to the Prospectus dated October 31, 2015, as supplemented

SPDR® Barclays High Yield Bond ETF

SPDR Barclays Short Term High Yield Bond ETF

(each a “Fund”)

1)	Effective January 22, 2016, on page 134 of the Prospectus, the section entitled “PURCHASE AND SALE INFORMATION”, regarding SPDR Barclays High Yield Bond ETF, is hereby replaced in its entirety with the following:

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 500,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

2)	Effective January 22, 2016, on page 145 of the Prospectus, the section entitled “PURCHASE AND SALE INFORMATION” , regarding SPDR Barclays Short Term High Yield Bond ETF, is hereby replaced in its entirety with the following:

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 300,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

JNKPROSUPP2

SPDR® Series Trust (the “Trust”)

Supplement dated January 21, 2016

to the Statement of Additional Information (“SAI”)

dated October 31, 2015, as supplemented

SPDR® Barclays High Yield Bond ETF

SPDR Barclays Short Term High Yield Bond ETF

(each a “Fund”)

•	Effective January 22, 2016, on page 4 of the SAI, the second paragraph of the section entitled “GENERAL DESCRIPTION OF THE TRUST” is hereby replaced in its entirety with the following:

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Equity ETF consists of 50,000 Shares and a Creation Unit of each Fixed Income ETF consists of 100,000 Shares, except that a Creation Unit of SPDR Barclays Short Term High Yield Bond ETF consists of 300,000 Shares and SPDR Barclays High Yield Bond ETF consists of 500,000 Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

JNKSAISUPP2